December 19, 2025

VIA EMAIL TO ERIK NAKAMURA [redacted]

Mr. Erik Nakamura
Daily Journal Corporation
915 East First Street
Los Angeles, California 90012

Re: Daily Journal Corporation ("DJCO" or the "Company") – Notice Regarding Potential Criminal Liability Under 18 U.S.C. § 1350

Dear Mr. Nakamura:

Buxton Helmsley USA, Inc. ("Buxton Helmsley" or "we") beneficially own shares of Daily Journal Corporation (the "Company"). We are writing to put you on formal notice—before you possibly certify the Company's Form 10-K for the fiscal year ending December 31, 2025—of material accounting deficiencies that, if left unremediated, may expose you to personal criminal liability under Section 906 of the Sarbanes-Oxley Act of 2002, codified at 18 U.S.C. § 1350.

The Company's financial statements contain two distinct and independent violations of Generally Accepted Accounting Principles ("GAAP") and SEC reporting requirements. Each violation alone would render the financial statements materially misstated. Together, they demonstrate a fundamental failure of financial reporting at the Company.

VIOLATION ONE: Failure to Capitalize Software Development Costs Under ASC 985-20

As you are aware, the Company's subsidiary, Journal Technologies, Inc., develops and licenses software for external use by courts and other justice agencies. The accounting treatment for costs incurred in developing software for external sale or licensing is governed by Accounting Standards Codification Topic 985-20 ("ASC 985-20").

Under ASC 985-20, once technological feasibility has been established, software development costs must be capitalized. These costs are then amortized over the product's economic life. The threshold for capitalization is met when the entity has completed all planning, designing, coding, and testing activities necessary to establish that the product can be produced to meet its design specifications.

For years, the Company has expensed 100% of its software development costs, capitalizing nothing. This accounting treatment is incorrect. It results in material understatement of assets,

material overstatement of expenses, and material misstatement of net income in every period in which capitalizable development activities occurred.

The Company's Own Admissions

In its Form 10-K for the fiscal year ended December 31, 2024, the Company stated, on page 7:

> *"As a technology-based company, Journal Technologies' success depends on the continued* ***improvement*** *of its products, which is why the costs to* ***update*** *and* ***upgrade*** *them consistently constitute such a* ***significant*** *portion of the Company's expenses."*

The Company has thus admitted that (1) it incurs significant costs to "update", "upgrade", and "improve[]" its software products, and (2) these costs constitute a "significant" portion of the Company's expenses. The Company has already admitted how "significant" (i.e., material) this error has been overs *years* of quarterly financials.

Development costs related to updating and upgrading existing software products are precisely the types of costs that are subject to capitalization under ASC 985-20, once technological feasibility is established. The Company cannot simultaneously claim that these costs are "significant" while entirely omitting them from its balance sheet. The Company has failed to keep proper accounting records for years, which means it must reconstruct its historical financial statements to regain compliance—there is no choice, given such "significant" non-compliance.

The Absurdity of the Company's Accounting Position

Let us be direct about the logical impossibility of the Company's historical accounting treatment.

The only justification under GAAP for expensing 100% of software development costs is a claim that technological feasibility has never been established—that the Company's software products have never progressed beyond the preliminary project stage.

This position is facially absurd.

Journal Technologies currently derives approximately 76% of the Company's consolidated revenues from its software products. These are not experimental prototypes or conceptual designs. These are fully developed, commercially deployed software systems that courts and justice agencies across the country rely upon every day to manage their operations. You cannot generate 76% of your revenues from a product that is not technologically feasible. The revenue itself is conclusive proof that technological feasibility was achieved long ago.

Moreover, the Company's own language betrays the fallacy of its accounting position. A product cannot be "upgraded" unless it already exists in a completed, functional state. The very concept of an "upgrade" presupposes a working product that is being enhanced. You do not "upgrade" something that has not yet demonstrated it can be produced to meet its design specifications—you develop it. The fact that the Company describes its development activities as "updates", "upgrades", and "improvements" is an admission that the underlying products have long since achieved technological feasibility.

To put it simply: if the software works, it is feasible. If it generates revenue, it works. If the Company is upgrading it, it already exists. The Company cannot have it both ways—claiming its products are technologically unproven for accounting purposes while simultaneously selling those same products to customers and generating tens of millions of dollars in annual revenue.

We expect you, as an incoming Chief Financial Officer, to understand the fundamental difference between an expense and an investment. This distinction is not a technicality—it is the cornerstone of accrual accounting and the very issue at the heart of the Company's longstanding violation of ASC 985-20. Costs that provide future economic benefit are capitalized as assets; costs that do not are expensed. The Company's policy of expensing all development costs—including those incurred to create valuable, revenue-generating software enhancements—treats investments as if they were worthless the moment they are made. That is not consistent with GAAP.

VIOLATION TWO: Failure to Separately Report Research and Development Expenses Under Regulation S-X

Entirely independent of the ASC 985-20 capitalization issue, the Company's financial statements violate Regulation S-X by failing to separately disclose research and development expenses on the face of the income statement.

Regulation S-X § 210.5-03 prescribes the form and content of income statements for SEC registrants. That section requires registrants to present research and development costs as a separate line item on the income statement when the category is "material" (as the Company has admitted, "significant"), distinct from selling, general and administrative expenses. It is a violation of Regulation S-X to lump material categories of expenses together.

The Company has admitted—in its own words—that its software development costs "consistently constitute such a significant portion of the Company's expenses." The word "significant" is a term of art in accounting and SEC reporting. By the Company's own admission, these costs are material.

Yet the Company does not report research and development expenses as a separate line item on its consolidated statements of operations. Instead, these material costs are improperly buried within selling, general and administrative expenses, invisible to investors reviewing the

face of the financial statements, leaving it impossible for investors to understand how much capital is being invested into Journal Technologies' software products. This presentation violates Section 210.5-03 of Regulation S-X.

This is a violation of Regulation S-X that is entirely separate from the ASC 985-20 capitalization issue. Even if the Company's policy of expensing all development costs were correct (which it is not), the Company would still be required to separately disclose those expenses on the income statement—apart from SG&A—when they are material. The Company has admitted materiality. The Company has failed to make the required disclosure.

To be clear: the Form 10-K must separately report true research and development expenses—meaning research and development costs that are properly expensed, excluding those development activities that should be capitalized under ASC 985-20—as a line item distinct from selling, general and administrative expenses. The Company's current presentation fails on both counts: it neither capitalizes what should be capitalized nor separately discloses what should be disclosed.

Authoritative Guidance

We are enclosing for your reference an article published by the Journal of Accountancy, the official publication of the American Institute of Certified Public Accountants ("AICPA"), titled "Accounting for external-use software development costs in an agile environment" (March 12, 2018). The article is available at:

https://www.journalofaccountancy.com/news/2018/mar/accounting-for-external-use-software-development-costs-201818259/

As you are aware, the AICPA is the organization that develops and grades the CPA exam, determining who is and is not qualified to hold a CPA license. It, therefore, would be a mistake not to agree with them.

The article explains, with accompanying diagrams (if you should require a visual), how software development costs should be analyzed under ASC 985-20, including in modern agile development environments. It states unequivocally: "[c]ompanies using an agile approach to develop software might conclude inappropriately that technological feasibility has not been met significantly before the software enhancement is available to customers, resulting in costs being expensed as incurred rather than being capitalized."

The article further states that "[d]istinguishing between costs that can be capitalized and those that cannot be capitalized can complicate the project accounting, reporting, and documentation steps within each sprint somewhat. But the additional administrative work does not have to be onerous. In most cases the various tasks and deliverables within each sprint can be

segmented into broad categories, so that all costs associated with that task can be either expensed or capitalized."

The article further explains that "[f]ailure to take this initial action could make it difficult to correctly separate costs between those that should be capitalized and those that should be expensed. This could lead to errors in the application of GAAP as well as errors in the amount of net income or loss entities report."

That is precisely what has occurred at Journal Technologies, quarter after quarter, year after year.

For your reference, the AICPA's diagram depicting which activities within an agile "sprint" are subject to capitalization:


Plan
Testing
Design
Feature 1
Coding
Testing
Design
Feature 2
Coding
Testing
Design
Feature 3
Coding
Capitalizable Activities Occur Within "Sprints" of Activities
Software Release

Your Certification Obligations

When you sign the Form 10-K, you will be required to provide certifications pursuant to Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002. Under Section 302, you will certify that the financial statements "fairly present in all material respects the financial condition and results of operations" of the Company. Under Section 906 (codified at 18 U.S.C. § 1350), you will certify that the periodic report "fully complies" with SEC reporting requirements and that the information "fairly presents, in all material respects, the financial condition and results of

operations" of the Company. There is no mistake that, if you certify financials within the upcoming Form 10-K that perpetuate these violations involving "significant" financial activities, that you would be falsely certifying the financial statements to fairly represent, in all "material" aspects, the financial condition and results of operations.

Under 18 U.S.C. § 1350(c), any person who certifies a statement knowing that the periodic report does not comport with all the requirements of the statute shall be fined not more than $1,000,000 or imprisoned not more than 10 years, or both. Any person who willfully certifies a statement knowing it does not comport with all requirements shall be fined not more than $5,000,000 or imprisoned not more than 20 years, or both.

You Now Have No Plausible Deniability

This letter constitutes formal written notice to you of the Company's failure to comply with ASC 985-20 and Regulation S-X. You are now on notice that:

1. The Company has a longstanding policy of expensing 100% of software development costs, in violation of ASC 985-20, requiring restatement of several periods of historical financial statements;
2. ASC 985-20 requires capitalization of development costs incurred after technological feasibility is established;
3. The Company has admitted in its own SEC filings that it incurs "significant" costs to "update", "upgrade", and "improve[]" its software products;
4. The Company generates approximately 76% of its consolidated revenues from the very software products it implicitly claims have never achieved technological feasibility;
5. No reasonable accountant could conclude that software generating tens of millions of dollars in annual revenue has not achieved technological feasibility;
6. Separately and independently, the Company fails to report research and development expenses as a separate line item on its income statement, in violation of Regulation S-X Section 210.5-03;
7. The Company has admitted these expenses are "significant," establishing their materiality for disclosure purposes; and
8. These two violations—the failure to capitalize under ASC 985-20 and the failure to separately disclose under Regulation S-X—each independently result in material misstatement of the Company's financial statements.

If you sign a Form 10-K that continues to entirely omit capitalization of software development costs—or that fails to separately disclose true research and development expenses (excluding development activities subject to capitalization) as a line item on the income statement distinct from selling, general and administrative expenses—you will be certifying financial statements that you know, based on this notice, do not fairly present the financial condition and results of operations of the Company and do not fully comply with SEC reporting requirements.

Such certification, made with knowledge of these deficiencies, would be quite impossible to argue not constituting a willful false certification under 18 U.S.C. § 1350.

Consequences

If you certify a Form 10-K that perpetuates the Company's noncompliance with ASC 985-20 and Regulation S-X after receiving this notice, Buxton Helmsley intends to:

1. Refer the matter to the Division of Enforcement of the U.S. Securities and Exchange Commission, with a recommendation that the Commission investigate potential violations of 18 U.S.C. § 1350 and other applicable securities laws;
2. File a complaint with the California Board of Accountancy and any other state licensing authority with jurisdiction over your CPA license, seeking disciplinary action for your role in willfully certifying materially misstated financial statements, in violation of accounting standards and federal securities laws; and
3. Pursue all available legal remedies against you personally, including but not limited to claims for securities fraud and breach of fiduciary duty, following the conclusion of our proxy contest.

Conclusion

You have an opportunity to do the right thing. You should refuse to certify financial statements that continue to materially misstate the Company's assets, expenses, and net income.

The choice is yours. But you cannot later claim ignorance. This letter ensures that any certification you provide will be made with full knowledge of the issues we have described.

Respectfully,

Alexander E. Parker
Chairman of the Board and Chief Executive Officer
Buxton Helmsley USA, Inc.

Cc: [redacted]

[redacted]